Exhibit 10.3

SETTLEMENT AGREEMENT

        This SETTLEMENT AGREEMENT (this “Agreement”) is made as of October 26, 2009 by and among SUNRISE SENIOR LIVING INVESTMENTS, INC., a Virginia corporation (“SSLI”), SUNRISE SENIOR LIVING, INC., a Delaware corporation (“SSL”), FOUNTAINS SENIOR LIVING HOLDINGS, LLC, a Delaware limited liability company, formerly known as Sunrise IV Senior Living Holdings, LLC (“Borrower”), SUNRISE SENIOR LIVING MANAGEMENT, INC., a Virginia corporation (“Sunrise Manager”), US SENIOR LIVING INVESTMENTS, LLC, a Delaware limited liability company (“Investor Member”), and HSH NORDBANK AG, NEW YORK BRANCH, as Administrative Agent for Lenders (“Administrative Agent”).

        Reference is made to each of the following agreements:

        (a) that certain Operating Deficits Agreement dated as of June 30, 2005 between SSL and Administrative Agent (the “ODA”);

        (b) that certain Membership Interest Pledge and Security Agreement (Sunrise Senior Living Investments, Inc.) dated as of June 30, 2005 between SSLI and Administrative Agent (the “Membership Interest Pledge”); and

        (c) that certain Common Terms Agreement dated as of June 30, 2005, as amended by that certain First Amendment to Common Terms Agreement dated as of December 22, 2005 by and among Borrower, SSL, Administrative Agent, certain lenders party thereto, and certain other parties as described therein (the “Common Terms Agreement”);

in each case as such agreements have been heretofore amended, restated, supplemented or otherwise modified (and collectively with all other documents executed in connection with the financing evidenced by the Common Terms Agreement and the Loan Agreement (as hereinafter defined), the “Documents”).

        The parties hereto wish, upon the occurrence of certain events, to release SSLI, SSL, Sunrise Manager, Administrative Agent, as Administrative Agent for Lenders, and Lenders from all of their respective obligations under the Documents (the “Mutual Release”). This Agreement evidences the foregoing agreement of the parties to document the conditions to and the operation of the Mutual Release.

A.    Each of the parties hereto acknowledges and agrees that upon the making or waiver of the Required Payments and Events set forth in Annex I hereto (the “Required Payments & Events”), each of the Sunrise Release Events set forth in Annex II hereto (the “Sunrise Release Events”) shall, without any further action on the part of any person, be deemed to have concurrently occurred. The date on which all of the Required Payments and Events have occurred or have been waived is herein referred to as the “Closing Date”. The parties hereto hereby waive all other conditions precedent required by the Documents for any of the Sunrise Release Events to occur (including, without limitation, any requirement for prior notice). Any other provision of the Documents which would otherwise prohibit, limit or condition the occurrence of the Sunrise Release Events is hereby waived to the extent necessary to permit the Sunrise Release Events to occur as set forth herein. Administrative Agent hereby confirms that it is executing this

Agreement in its capacity as Administrative Agent for the Lenders, pursuant to and in accordance with the terms of that certain Acquisition and Construction Loan Agreement dated as of June 30, 2005, as amended and restated by that certain Amended and Restated Acquisition and Construction Loan Agreement dated as of December 22, 2005 by and among Borrower, Administrative Agent and the Lenders (as so amended and restated, the “Loan Agreement”), and the Lenders have consented to this Agreement.

B.    Upon the occurrence of the Closing Date, (i) the Administrative Agent, in its capacity as Administrative Agent for the Lenders, agrees to deliver to SSLI and SSL a release in the form attached hereto as Annex III(a) (the “Sunrise Release”) and (ii) SSLI and SSL agree to deliver a release to Administrative Agent and Lenders in the form attached hereto as Annex III(b) (the “Agent/Lenders Release”; the Agent/Lenders Release together with the Sunrise Release, collectively, the “Releases”). Notwithstanding anything contained herein to the contrary, the mutual execution and delivery of the Releases shall constitute an irrevocable confirmation that all of the Required Payments & Events have occurred or been waived and that the Closing Date has occurred. In addition, upon and after the Closing Date, SSLII is authorized, where permitted by applicable law, to file a UCC-3 termination statement and other similar termination statements in respect of the released lien(s) and security interest(s), including, without limitation, the financing statement attached as Annex IV hereto.

C.    Upon the occurrence of a Closing (as such term is defined in that certain Master Operations Transfer Agreement dated as of the date hereof among Sunrise Manager, Borrower and Watermark Retirement Communities, Inc. (“Watermark”) (the “OTA”)) of each Facility (as such term is defined in the Loan Agreement), the Administrative Agent, in its capacity as Administrative Agent for the Lenders, agrees to deliver to Sunrise Manager, a release in the form attached hereto as Annex III(c) (the “Manager Release”) related to each Facility which is the subject of such Closing. In connection with the foregoing, Administrative Agent hereby consents to the various parties entering into the OTA and that certain Amendment to Master Owner/Manager Agreement, dated as of the date hereof among Borrower, Investor Member and Sunrise Manager (the “MOMA Amendment”). Furthermore, that certain Manager’s Agreement and Consent to Assignment dated as of June 30, 2005 made by Sunrise Manager for the benefit of Administrative Agent is hereby amended by deleting Section 3 thereof in its entirety and replacing it with the following:

“3.	The Manager agrees that fees of the Manager shall be paid to the Manager only as provided in the Management Contracts, subject to the provisions of that certain
Amendment to Master Owner/Manager Agreement, dated as of October 23, 2009 by and among Borrower, US Senior Living Investments, LLC and Manager.”

D.    This Agreement may be executed in any number of counterparts and in separate counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute the same agreement.

E.    THIS AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICT OF LAWS

PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date hereof.

                                                               SUNRISE SENIOR LIVING INVESTMENTS,
                                                               INC., a Virginia corporation

                                                               By: /s/ Anne H. Stuart
                                                                     Name: Anne H. Stuart
                                                                     Title: Vice President

                                                               SUNRISE SENIOR LIVING, INC., a Delaware
                                                               corporation

                                                               By: /s/ D. Gregory Neeb
                                                                     Name: D. Gregory Neeb
                                                                     Title: Chief Investment Officer

                                                               SUNRISE SENIOR LIVING MANAGEMENT,
                                                               INC., a Virginia corporation

                                                               By: /s/ Anne H. Stuart
                                                                     Name: Anne H. Stuart
                                                                     Title: Vice President

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                                                               FOUNTAINS SENIOR LIVING HOLDINGS,
                                                               LLC, a Delaware limited liability company

                                                               By: US Senior Living Investments, LLC, its Sole
                                                               Member

                                                               By: /s/ Jill A. Russo
                                                                     Name: Jill A. Russo
                                                                     Title: Vice President

                                                               US SENIOR LIVING INVESTMENTS, LLC, a
                                                               Delaware limited liability company

                                                               By: /s/ Jill A. Russo
                                                                     Name: Jill A. Russo
                                                                     Title: Vice President

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                                                               HSH NORDBANK AG, NEW YORK BRANCH,
                                                               a German banking corporation acting through its New York
                                                               Branch, as Administrative Agent and Lender

                                                               By: /s/ Oliver Schenkenberg
                                                                     Name: Oliver Schenkenberg
                                                                     Title: Vice President

                                                               By: /s/ Gregory J. Nuber
                                                                     Name: Gregory J. Nuber
                                                                     Title: Senior Vice President

[no further signatures]